UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 1, 2004

                            LAPIS TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in charter)

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         Delaware                    333-100979                  27-0016420
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
  of incorporation)                                          Identification No.)
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  19 W. 34th Street, Suite 1008, New York, New York          10001
  -------------------------------------------------        ----------
     (Address of principal executive offices)              (Zip Code)

                    Issuer's telephone number: (212) 937-3580

                                 Not Applicable
         (Former name or former address, if changed, since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On April 1, 2004, Rogoff & Company, P.C. ("Rogoff & Company") informed Lapis Technologies, Inc. (the "Company") that they were resigning as the Company's principal independent auditors because they were no longer going to do audit work for public companies. Going forward from April 1, 2004 our principal independent auditor will be Gvilli & Co. C.P.A. ("Gvilli & Co."). The decision to engage Gvilli & Co. was taken upon the unanimous approval of our Board of Directors.

      During the last two fiscal years ended December 31, 2003 and December 31, 2002 and through April 1, 2004, (i) there were no disagreements between the Company and Rogoff & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Rogoff & Company would have caused Rogoff & Company to make reference to the matter in its reports on the Company's financial  statements,  and (ii)  Rogoff &  Company's  reports on the  Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. During the last two most recent fiscal years ended December 31, 2003 and December 31, 2002 and through April 1, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      During the two most recent fiscal years and through April 1, 2004, the Company has not consulted with Gvilli & Co. regarding either:

      1. the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Gvilli & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

      2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

      The Company has requested that Rogoff & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated April 1, 2004 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7(c).  EXHIBITS

16.1     Letter from Rogoff & Company, dated April 1, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LAPIS TECHNOLOGIES, INC.

Date: July 4, 2004                     By: /s/ Harry Mund
                                          --------------------------------------
                                          Harry Mund,
                                          Chief Executive Officer, President,
                                          Secretary and Chairman